UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017

Trovagene, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction	(Commission File	IRS Employer
of incorporation or organization)	Number)	Identification No.)

11055 Flintkote Avenue

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This current report on Form 8-K/A (the “Amendment”) amends the current report on Form 8-K dated June 13, 2017 filed by Trovagene, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on June 13, 2017 (the “Original Form 8-K”). The Original Form 8-K reported the final voting results of the Company’s 2017 Annual Meeting of Stockholders held on June 13, 2017 (the “2017 Annual Meeting”). The sole purpose of this Amendment is to change the outcome of the voting for Proposal 3 which was approved by the Company’s stockholders.. No other changes have been made to the Original Form 8-K.

Item 5.07                   Submission of Matters to a Vote of Security Holders

Proposal 3.  The adoption of an amendment to the Company’s 2014 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder to 9,500,000 from 7,500,000  was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
3,389,123	2,234,629	40,515	13,419,401

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         June 23, 2017

TROVAGENE, INC.

By:	/s/ William J. Welch
William J. Welch
Chief Executive Officer